Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 3, 2022, is made and entered into by and among Stock Yards Bancorp, Inc., a Kentucky corporation (the “Company”), Darrell R. Wells (in his individual capacity, and as the “Holder Representative”), a shareholder of Commonwealth Bancshares, Inc., a Kentucky corporation (“CBI”), and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 2(e) of this Agreement, (such shareholders, together with Darrell R. Wells, the “Holders,” and, together with Darrell R. Wells and the Company, the “Parties”).

RECITALS

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of August 3, 2021 (as amended or supplemented from time to time prior to the date hereof, the “Merger Agreement”), by and among the Company, H. Troutman Merger Subsidiary, Inc., a Kentucky corporation (“Merger Subsidiary”) and a direct wholly owned subsidiary of the Company, and CBI, pursuant to which, subject to the terms and conditions thereof, Merger Subsidiary will merge with and into CBI (the “Merger”), with CBI surviving the Merger as a direct, wholly owned Subsidiary of the Company;

WHEREAS, on the Closing Date, pursuant to the Merger Agreement, the Holders will receive shares of common stock, no par value of the Company (collectively, the “Common Stock”);

WHEREAS, the Company desires to provide the Holders with registration rights with respect to the Registrable Securities (as defined in Section 1) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Merger Agreement shall have the meanings given such terms in the Merger Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Company, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, (b) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (c) the Company has a bona fide business purpose for not making such information public.

 “Agreement” shall have the meaning set forth in the Preamble.

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Automatic Shelf Registration Statement” shall have the meaning set forth in Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Board” means the Board of Directors of the Company.

“Business Day” means a day on which the Commission is open for business.

“Closing” and “Closing Date” have the meanings set forth in the Merger Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s Common Stock, no par value, and any securities into which such Common Stock may hereinafter be reclassified.

“Controlling Person” means each Person who controls another Person within the meaning of Section 15 of the Securities Act.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Effective Date” means the date that the Shelf Registration Statement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Form S-1” shall mean a registration statement on Form S-1 or any similar long-form registration statement that may be available at such time.

“Form S-3” shall mean a registration statement on Form S-3 or any similar short form registration statement that may be available at such time, and if the Company is a WKSI, such Form S-3 may be an Automatic Shelf Registration Statement.

“Holder” has the meaning set forth in the Preamble.

“Merger Consideration” has the meaning set forth in the Merger Agreement.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Registration” shall have the meaning set forth in Section 3(a).

“Principal Market” means the NASDAQ or such other trading market on which the Common Stock is primarily listed on and quoted for trading at any time.

“Principal Shareholders” has the meaning set forth in the Investor Agreement.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means all of the shares of Common Stock issued or issuable upon consummation of the Merger, provided, that the Holder has completed and delivered to the Company a Selling Shareholder Questionnaire; and provided, further, that such securities shall cease to be Registrable Securities upon the earliest to occur of the following: (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder; (ii) except with respect to shares held by the Principal Shareholders, when and to the extent such securities have become eligible for sale by the applicable Holder pursuant to Rule 144 without any restriction on the volume or manner of such sale; (iii) the termination of the Investor Agreement dated as of the date hereof among Company and the principal shareholders named therein (the “Investor Agreement”); or (iv) when such securities shall have ceased to be issued and outstanding.

“Registration Statement” means any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Rule 144,” “Rule 415,” “Rule 424,” etc., refer to certain Rules promulgated by the Commission pursuant to the Securities Act, as each such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

 "SEC Guidance" means (i) any publicly available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

“Selling Shareholder Questionnaire” means a questionnaire in the form attached as Appendix B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Shelf Registration Statement” means the Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Trading Day” means a day on which the shares of Common Stock are listed or quoted and traded on its Principal Market.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given in Section 2(f).

“Underwritten Shelf Takedown Registration Expenses” shall mean the documented, out-of-pocket expenses incurred specifically in connection with a requested Underwritten Shelf Takedown, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Common Stock is then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company; and

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with the requested Underwritten Shelf Takedown.

“WKSI” shall mean a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act.

2.           Shelf Registration.

(a)       Filing. The Company shall use commercially reasonable efforts to prepare and file with the Commission within 30 days after the Closing, or continue the effectiveness of, a shelf registration statement, on Form S-3 (or any successor form) providing for continuous resales of the Registrable Securities pursuant to Rule 415 of the Securities Act (a “Shelf Registration Statement”) in connection with the registration after the Closing under the Securities Act of the shares of the Common Stock issued to the shareholders of CBI as Merger Consideration in the Merger. If the Company is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act), the Company shall file the Shelf Registration Statement in the form of an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) or any successor form thereto registering for resale all Common Stock issued as Merger Consideration in the Merger. The Shelf Registration Statement shall contain the “Plan of Distribution” section substantially in the form attached hereto as Appendix A.

(b)        Effectiveness. The Company shall use its commercially reasonable efforts to cause a Registration Statement filed pursuant to Section 2(a) to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders for a period from the Effective Date until such time as there are no Registrable Securities remaining (the “Effectiveness Period”).

(c)        Selling Shareholder Questionnaire. In order for a Holder to receive the rights and benefits contemplated by the Shelf Registration Statement, the Company must have received from the Holder the Holder’s completed shareholder questionnaire in the form of Appendix B attached hereto by no later than the 25th day after the date of the Closing (unless such time period is extended by the Company).

(d)        Alternative Registration. If Form S-3 is not available for the registration of the resale of Registrable Securities, the Company shall (i) register the resale of the Registrable Securities on another appropriate form available to the Company to register the Registrable Securities for resale as a secondary offering and (ii) undertake to register the Registrable Securities on Form S-3 promptly after it is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(e) Additional Holders. The Company may make any person or entity that is the owner of Registrable Securities a party to this Agreement by obtaining an executed joinder to this Agreement (each such person or entity an “Additional Holder”) from such Additional Holder in the form of Appendix C attached hereto (a “Joinder”). The Joinder must be received by the Company no later than the 25th day after the date of the Closing (unless such time period is extended by the Company).

(f)       Underwritten Shelf Takedown. Subject to Section 7, following the expiration of the Initial Lock-Up Period (as defined in the Investor Agreement), at any time that a Shelf Registration Statement is effective, Darrell R. Wells, (in such capacity, the “Demanding Holder”) may request to sell in an Underwritten Offering that is registered pursuant to the Shelf Registration Statement (the “Underwritten Shelf Takedown”) all or part of the Registrable Securities held by the Principal Shareholders; provided that Company shall only be obligated to effect one Underwritten Shelf Takedown at the request of the Demanding Holder. The request for an Underwritten Shelf Takedown shall be made by giving written notice to the Company, which shall specify the number of Registrable Securities to be offered and sold under the Underwritten Shelf Takedown. The Company shall have no obligation to effect an Underwritten Shelf Takedown under this section on behalf of the Demanding Holder unless the expected gross proceeds from such offering exceed $30.0 million. The Company shall have the right to select the Underwriter for such offering (which shall consist of one or more reputable nationally recognized investment banks). The Company may effect any Underwritten Offering pursuant to any then effective Registration Statement that is then available for such offering. A registration will not count as the Underwritten Shelf Takedown if (i) after the Registration Statement has become effective, such Registration Statement becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental entity for any reason before the completion of the sale of the shares to be included in the Underwritten Shelf Takedown, unless such order or requirement is lifted and the Registration Statement becomes effective, or (ii) the conditions to closing specified in the underwriting agreement entered into in connection with the offering and sale of Registrable Securities under such Registration Statement are not satisfied or waived, except if the failure of such closing conditions to be satisfied is caused by the Demanding Holder. Before the filing with the Commission of the applicable “red herring” prospectus supplement (the “Red Herring”) used for marketing the requested Underwritten Shelf Takedown, the Demanding Holder shall have the right to withdraw from the Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of his intention to withdraw from the Underwritten Shelf Takedown. If the Demanding Holder issues the Withdrawal Notice after the filing with the Commission of the Red Herring, the request for an Underwritten Shelf Takedown shall constitute the sole Underwritten Shelf Takedown to be effected for the withdrawing Demanding Holder for purposes of this Section 2(f), unless the Demanding Holder reimburses the Company for all Underwritten Shelf Takedown Registration Expenses with respect to the Underwritten Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Underwritten Shelf Takedown Registration Expenses incurred in connection with the Underwritten Shelf Takedown, other than if the Demanding Holder elects to pay the Underwritten Shelf Takedown Registration Expenses pursuant to the immediately preceding sentence of this Section 2(f) in order to preserve his right to request an Underwritten Shelf Takedown.

(g) Underwriting Agreement for Underwritten Shelf Takedown and Piggyback Registration. In the case of a registration pursuant to Section 2 which involves an Underwritten Shelf Takedown, or in the case of a registration pursuant to Section 3 which involves a Piggyback Registration, if the Company shall enter into an underwriting agreement in connection therewith, then the Demanding Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the Underwriters shall also be made to and for the benefit of the applicable Principal Shareholders and that any or all of the conditions precedent to the obligations of the Underwriters under the underwriting agreement be conditions precedent to the obligations of the Principal Shareholders; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by the Principal Shareholders for inclusion in the Registration Statement. The Principal Shareholders shall not be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding the Principal Shareholders, its ownership of and title to the Registrable Securities, any written information specifically provided by the Principal Shareholders for inclusion in the Registration Statement and its intended method of distribution; and any liability of the Principal Shareholders to any Underwriter or other Person under such underwriting agreement for indemnity, contribution or otherwise shall be limited to the amount of the net proceeds received by the Principal Shareholders upon the sale of the Registrable Securities pursuant to the Registration Statement and shall be limited to liability for written information specifically provided by the Principal Shareholders for use in the Registration Statement and Prospectus.

3.           Piggyback Registration.

(a)       If the Company intends to file a Registration Statement covering a primary or secondary offering of any of its Common Stock, whether or not the sale for its own account, which is not a registration solely to implement an employee benefit plan pursuant to a registration statement on Form S-8 (or successor form), a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable, the Company will promptly (and in any event at least ten (10) Business Days before the anticipated filing date) give written notice to the Demanding Holder referenced in Section 2(f) above of its intention to effect such a registration. The Company will effect the registration under the Securities Act of all Registrable Securities held by the Principal Shareholders that the Demanding Holder requests be included in such registration (a “Piggyback Registration”) by a written notice delivered to the Company within five (5) Business Days after the notice given by the Company in the preceding sentence. Subject to Section 3(b), securities requested to be included in a Company registration pursuant to this Section 3 shall be included by the Company on the same form of Registration Statement as has been selected by the Company for the securities the Company is registering for sale referred to above. The Demanding Holder shall be permitted to withdraw all or part of the Registrable Securities from the Piggyback Registration at any time at least two (2) Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration. If the Company elects to terminate any registration filed under this Section 3 prior to the effectiveness of such registration, the Company will have no obligation to register the securities sought to be included by the Demanding Holder in such registration under this Section 3. There shall be no limit to the number of Piggyback Registrations pursuant to this Section 3(a). A Piggyback Registration shall not be considered an “Underwritten Shelf Takedown” subject to the provisions of Section 2(f).

(b)       If a Registration Statement under this Section 3 relates to an underwritten offering and the managing underwriter(s) advise(s) the Company that in its or their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or Prospectus only such number of securities that in the reasonable opinion of such underwriter(s) can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, the Common Stock and other securities the Company proposes to sell, (ii) second, the Registrable Securities which the Demanding Holder has requested for inclusion pursuant to this Section, and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement. The Company shall select the investment banking firm or firms to act as the lead underwriter or underwriters in connection with an underwritten offering made pursuant to this Section 3. The Demanding Holder may not participate in any underwritten registration under this Section 3 unless such Demanding Holder (i) agrees to sell the Registrable Securities it desires to have covered by the underwritten offering on the basis provided in any underwriting arrangements in customary form (subject to the provisions set forth above in Section 2(g)) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

4.            Registration Procedures.

Whenever required under this Agreement to effect the Registration of any Registrable Securities, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as reasonably possible:

(a)        prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities have ceased to be Registrable Securities;

(b)        prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holder Representative or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

(c)        prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holder Representative, and such Holder Representative’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement, and such other documents as the Underwriters, if any, and the Holder Representative, and such Holder Representative’s legal counsel may request in order to facilitate the disposition of the Registrable Securities owned by the Holder Representative;

(d)        prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request (or provide evidence satisfactory to such Holder that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(e)        cause all such Registrable Securities to be listed on each national securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(f)        provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(g)        notify each participating Holder, as soon as practicable after the Company receives notice thereof, but in any event within one business day of such date, of the time when the Registration Statement has been declared effective and the effectiveness of any post-effective amendment thereto;

(h)        advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(i)        at least five days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable), furnish a copy thereof to the Holder Representative or his counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

(j)        notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement;

(k)        in the event of an Underwritten Offering, (i) permit the Demanding Holder, the Underwriters or other financial institutions facilitating such Underwritten Offering, if any, and any attorney or accountant retained by the Demanding Holder, Underwriter or other financial institution to participate, at each such person’s own expense, in the preparation of the Registration Statement; (ii) cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters, financial institution, attorney or accountant agree to confidentiality arrangements reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

(l)        obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request;

(m)        in the event of an Underwritten Offering, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Demanding Holder and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Demanding Holder or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to the Demanding Holder;

(n)        in the event of an Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form consistent with the terms of this Agreement, with the managing Underwriter of such offering or sale;

(o)        make available to its shareholders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

(p)        in the event of an Underwritten Shelf Takedown pursuant to Section 2(f), use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in the Underwritten Offering;

(q)       use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which the Registrable Securities remain Registrable Securities. If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement has been outstanding for at least three years, at the end of the third year the Company shall refile a new automatic shelf registration statement covering the Registrable Securities. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective; and

(r)        otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

5.            Registration Expenses.  Except as set forth in Section 2(f) of this Agreement with respect to Underwritten Shelf Takedown Registration Expenses, all Expenses (excluding the Selling Expenses) incurred in connection with any registration, filing, qualification or compliance pursuant to Article 2 shall be borne by the Company, whether or not a registration statement becomes effective.

6.             Indemnification.

(a)        Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, shareholders, Affiliates and employees of each of them, each Controlling Person of any such Holder (within the meaning of Section 15 of the Securities Act) and the officers, directors, partners, members, managers, shareholders, agents and employees of each such Controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, “ Losses ”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Appendix A hereto for this purpose). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)        Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Controlling Person of the Company, and the directors, officers, agents or employees of such Controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Appendix A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto.

(c)        Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “ Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6(c)) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 6, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d)        Contribution.  If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution, limitation or in lieu of the indemnification provisions under the Merger Agreement.

7.        Adverse Disclosure; Suspension of Sales.

(a) Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed.

(b) If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (i) require the Company to make an Adverse Disclosure, (ii) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, (iii) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company, (iv) render the Company unable to comply with requirements under the Securities Act or Exchange Act or (v) in the good faith judgment of the majority of the Board such Registration, be seriously detrimental to the Company and the majority of the Board of concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, determined in good faith by the Board to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each, maintain the confidentiality of such notice and its contents.

(c) The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 7 shall be exercised by the Company, in the aggregate, not more than 90 days in any 12-month period.

8.           Miscellaneous.

(a)        Remedies.  In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)       Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(c)       No Inconsistent Agreements; Investor Agreement.  The Company has not entered, as of the date hereof, nor shall the Company, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. All sales of Registrable Securities hereunder shall be subject to the restrictions set forth in Section 3 of the Investor Agreement dated as of August 3, 2021, among the Company and the Principal Shareholders (as defined therein), except with respect to (i) Registrable Securities sold pursuant to block trades permitted under the Investor Agreement, (ii) Registrable Securities sold pursuant to the Piggyback Registration right pursuant to Section 3(a) of this Agreement, and (iii) Registrable Securities sold pursuant to the Underwritten Shelf Takedown pursuant to Section 2(f) of this Agreement.

(d)       Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and the Holder Representative provided that any party may give a waiver as to itself. No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(e)       Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Merger Agreement; provided that the Company may deliver to each Holder the documents required to be delivered to such Holder by e-mail to the e-mail addresses provided by such Holder to the Company solely for such specific purpose.

(f)     Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. The Holders may not assign their rights under this Agreement, other than in connection with a transfer of shares of Common Stock by a Holder to an Affiliate of such Holder or a distribution by a Holder to its members, general partners or limited partners, which such assignment shall require prior written notice to the Company.

(g)      Execution and Counterparts.  This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(h)       Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Merger Agreement.

(i)       Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(j)       Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)       Headings.  The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(l)       Independent Nature of Holders’ Obligations and Rights.  The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Stock Yards Bancorp, Inc.

/s/ James A. Hillebrand
By: James A. Hillebrand
Its: President and CEO

Darrell R. Wells

/s/ Darrell R. Wells

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGES OF HOLDERS TO FOLLOW]

Appendix A

PLAN OF DISTRIBUTION

The selling shareholders (which term as used in this prospectus includes the selling shareholders listed in the table under the heading “Selling Shareholders” and their respective donees, pledgees, transferees or other successors-in-interest selling shares of Common Stock or interests in shares of Common Stock received after the date of this prospectus from the selling shareholders as a gift, pledge, partnership distribution or other transfer) may, from time to time, sell, transfer or otherwise dispose of any or all of the Common Stock offered by this prospectus or any applicable prospectus supplement on any stock exchange, market or trading facility on which such Common Stock is traded or in private transactions. These prices will be determined by the selling shareholders or by agreement between the selling shareholders and underwriters, broker-dealers or agents who may receive fees or commissions in connection with any such sale.

The selling shareholders may use any one or more of the following methods when disposing of the offered Common Stock:

• sales on the NASDAQ or any national securities exchange or quotation service on which our Common Stock may be listed or quoted at the time of sale;

• to or through underwriters, brokers or dealers;

• directly to one or more purchasers;

• through agents;

• “at the market offerings” to or through market makers or into an existing market for the securities;

• ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

• block trades (which may involve crosses) in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

• purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

• privately negotiated transactions;

• an exchange distribution and/or secondary distribution in accordance with the rules of the applicable exchange;

• short sales (including short sales “against the box”);

• through the writing or settlement of standardized or over-the-counter options or other hedging or derivative transactions, whether through an options exchange or otherwise;

• by pledge to secure debts and other obligations;

i

• in other ways not involving market makers or established trading markets, including direct sales to purchasers or sales effected through agents;

• broker-dealers may agree to sell a specified number of such Common Stock at a stipulated price per share;

• through the distributions of the shares by any selling shareholder to its general or limited partners, members, managers, affiliates, funds, employees, directors or shareholders;

• in option transactions;

• a combination of any such methods of sale; and

• any other method permitted pursuant to applicable law and described in an applicable prospectus supplement.

Any public offering price and any discounts, commissions or concessions allowed or reallowed or paid to dealers may be changed from time to time.

The selling shareholders may effect the distribution of the securities from time to time in one or more transactions either:

• at a fixed price or prices, which may be changed from time to time;

• at market prices prevailing at the time of sale;

• at prices relating to the prevailing market prices; or

• at negotiated prices.

The selling shareholders may act independently of us in making decisions with respect to the timing, manner and size of each of each sale.

The selling shareholders may transfer their shares of Common Stock in other circumstances, in which case the transferees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

Offers to purchase securities may be solicited directly by the selling shareholders and the sale thereof may be made by the selling shareholders directly to institutional investors or others. In such a case, no underwriters or agents would be involved. The selling shareholders may use electronic media, including the Internet, to sell offered securities directly.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. Depending on the type of offering, the underwriters may be obligated to purchase all of the securities if they purchase any of the securities. The underwriters may receive compensation from the selling shareholders, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our Common Stock to or through dealers, and the dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Such compensation may be in excess of customary discounts, concessions or commissions.

The selling shareholders may offer the securities covered by this prospectus into an existing trading market on the terms described in the prospectus supplement relating thereto. Underwriters, dealers and agents who participate in any at-the-market offerings will be described in the prospectus supplement relating thereto. The terms of each such agreement will be set forth in more detail in the applicable prospectus supplement.

The selling shareholders may sell the securities through agents from time to time. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

If the selling shareholders utilize a dealer in the sale of the securities in respect of which this prospectus is delivered, the selling shareholder may sell such securities to the dealer, as principal. The dealer may then resell such securities to the public at varying prices to be determined by the dealer at the time of resale.

In effecting sales, broker-dealers or agents engaged by the selling shareholder may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts, or concessions from the selling shareholder in amounts to be negotiated immediately before the sale. Such compensation may be in excess of customary discounts, concessions or commissions.

In connection with the sale of the securities or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the securities covered by this prospectus in the course of hedging the positions they assume. The selling shareholders may also sell short the securities covered by this prospectus and deliver the securities to close out short positions, or loan or pledge the securities covered by this prospectus to broker-dealers that in turn may sell these securities. The selling shareholders may enter into options or other transactions with broker-dealers or other financial institution that involve the delivery of the shares offered hereby to the broker-dealers or other financial institution, who may then resell or otherwise transfer those securities.

A selling shareholder that is an entity may elect to make a pro rata in-kind distribution of the shares of Common Stock to its members, partners or shareholders. To the extent a distributee is an affiliate of ours (or to the extent otherwise required by law), we may file a prospectus supplement in order to permit the distributees to use the prospectus to resell the Common Stock acquired in the distribution. To the extent that such members, partners or shareholders are not affiliates of ours, such members, partners or shareholders would thereby receive freely tradeable shares of our Common Stock pursuant to the distribution through this registration statement. A selling shareholder that is an individual may make gifts of shares of Common Stock covered hereby. Such donees may use the prospectus to resell the shares or, if required by law, we may file a prospectus supplement naming such donees. Unless the context otherwise requires, as used in this prospectus, “selling shareholder” includes donees, pledgees, transferees or other successors-in-interest selling shares received from the selling shareholder as the result of a gift, pledge, partnership distribution or other transfer after the date of this prospectus, and any such persons will be named in the applicable prospectus supplement.

Any underwriter, broker-dealer, or agent that participates in the distribution of the securities may be deemed to be an “underwriter” as defined in the Securities Act. Any commissions paid or any discounts or concessions allowed to any such persons, and any profits they receive on resale of the securities, may be deemed to be underwriting discounts and commissions under the Securities Act. We will identify any underwriters or agents and describe their compensation in a prospectus supplement. Any compensation paid to underwriters, dealers or agents in connection with the offering of the securities, and any discounts, concessions or commissions allowed by underwriters to participating dealers will be provided in the applicable prospectus supplement.

The aggregate proceeds to the selling shareholder from the sale of any securities will be the purchase price of such securities less discounts and commissions, if any.

Underwriters or agents may purchase and sell the securities in the open market. These transactions may include over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids. Over-allotment involves sales in excess of the offering size, which creates a short position. Stabilizing transactions consist of bids or purchases for the purpose of preventing or retarding a decline in the market price of the securities and are permitted so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve the placing of any bid on behalf of the underwriting syndicate or the effecting of any purchase to reduce a short position created in connection with the offering. The underwriters or agents also may impose a penalty bid, which permits them to reclaim selling concessions allowed to syndicate members or certain dealers if they repurchase the securities in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the securities, which may be higher than the price that might otherwise prevail in the open market. These activities, if begun, may be discontinued at any time. These transactions may be effected on any exchange on which the securities are traded, in the over-the-counter market or otherwise.

Agents, broker-dealers and underwriters may be entitled to indemnification by us and, if applicable, the selling shareholder, against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof.

Agents, broker-dealers and underwriters or their affiliates may engage in transactions with, or perform services for, the selling shareholders (or their affiliates) in the ordinary course of business. The selling shareholders may also use underwriters or other third parties with whom such selling shareholders have a material relationship. The selling shareholders (or their affiliates) will describe the nature of any such relationship in the applicable prospectus supplement.

The selling shareholders are subject to the applicable provisions of the Exchange Act and the rules and regulations under the Exchange Act, including Regulation M, which may limit the timing of purchases and sales of any of the securities offered in this prospectus by the selling shareholders and any other person. The anti-manipulation rules under the Exchange Act may apply to sales of securities in the market and to the actions of the selling shareholders and their respective affiliates.

In order to comply with the securities laws of certain states, if applicable, the securities must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

There can be no assurances that the selling shareholders will sell, nor are the selling shareholders required to sell, any or all of the securities offered under this prospectus.

To the extent required, this prospectus may be amended and/or supplemented from time to time to describe a specific plan of distribution. Instead of selling securities under this prospectus, the selling shareholders may sell the securities offered under Rule 144 or pursuant to any other available exemptions from the registration requirements of the Securities Act, if, when and to the extent such exemption is available to them at the time of such sale.

v

Appendix B

SELLING SHAREHOLDER QUESTIONNAIRE

Stock Yards Bancorp, Inc.
1040 E. Main Street

Louisville, KY 40206

Ladies and Gentlemen:

The undersigned acknowledges that they are, or, upon the Closing of the Merger, will be, a beneficial owner of securities of Stock Yards Bancorp, Inc. (“Stock Yards” or the “Company”). The undersigned understands that, pursuant to the Registration Rights Agreement, dated as of March [ ], 2022, the undersigned will be named as a selling shareholder in the prospectus (the Prospectus”) that forms a part of the Company’s Registration Statement on Form S-3 (the “Registration Statement”) and deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act). The Registration Statement registers for resale under the Securities Act of 1933, as amended (the “Securities Act”), the securities the undersigned owns that are disclosed in response to Question 5 of this Questionnaire (the “Registrable Securities”). The Company will use the information that the undersigned provides in this Questionnaire to ensure the accuracy of the Registration Statement and the prospectus, as supplemented from time to time.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of securities to be registered under the Registration Statement are advised to consult their own securities counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

The undersigned acknowledges that by completing, dating, executing and returning this Questionnaire to the Company, the undersigned is giving written notice to the Company of its desire to have the securities disclosed in response to Question 5 of this Questionnaire included in the Registration Statement.

Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Registration Rights Agreement.

Please answer every question. If the answer to any question is “none” or “not applicable,” please so state.

1.                   Name. Type or print the full legal name of the selling shareholder.

2.                   Contact Information. Provide the address, telephone number, fax number and email address of the selling shareholder. By providing the email address, the undersigned hereby authorizes the Company to communicate solely via email, and understands that the undersigned is responsible for notifying the Company and Darrell R. Wells in the event of a change in email address.

Address:

Email:
Phone:

3.                   Relationship with the Company. Describe the nature of any position, office or other material relationship the selling shareholder has had with the Company during the past three years.

4.                   Organizational Structure. Please indicate or (if applicable) describe how the selling shareholder is organized.

(a) Is the selling shareholder a natural person?	___ Yes	___ No
(If so, please mark the box and skip to Question 5.)

(b) Is the selling shareholder a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?	___ Yes	___ No
(If so, please mark the box and skip to Question 5.)

(c) Is the selling shareholder a majority-owned subsidiary of a reporting company under the Exchange Act?	___ Yes	___ No
(If so, please mark the box and skip to Question 5.)

(d) Is the selling shareholder a registered investment company under the Investment Company Act of 1940?	___ Yes	___ No
(If so, please mark the box and skip to Question 5.)

If the answer to all of the foregoing questions is “no,” please describe: (i) the exact legal description of the selling shareholder (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above); (iii) the names of each person or persons having voting and investment control over the Company’s securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

(e)                Legal Description of Entity:___________________________________________

(f)                 Name of Entity Managing Selling Shareholder Entity (if any):

(g)                Name of Entity Managing such Managing Entity (if any):

(h)                Name(s) of Natural Person(s) Having Voting or Investment Control Over the Shares Held by Selling Shareholder Entity:

5.                   Ownership of the Company’s Securities. This question covers beneficial ownership of the Company’s securities and information on the registration of Stock Yards common stock for resale. Please consult Annex A to this Questionnaire for information as to the meaning of “beneficial ownership.”

(a)	Check if you intend for all of your shares of Stock Yards common stock issued in connection with the Merger to be registered for resale: ☐

(b)	List the number of shares of Stock Yards common stock you beneficially own other than the shares issued in connection with the Merger. If you do not list any securities in this Item 5(b), you acknowledge that you do not own any shares of Stock Yards common stock other than those issued to you in connection with the Merger. ____________

6.                   Broker-Dealer Status.

(a)	Is the selling shareholder a broker-dealer?	___ Yes	___ No

(b)

If the answer to Section 6(a) is “yes,” did the selling shareholder receive the Registrable Securities as compensation for investment banking services to the Company?

Note: If the answer to 6(b) is “no,” SEC guidance has indicated that the selling shareholder should be identified as an underwriter in the Registration Statement.

	___ Yes	___ No

(c)	Is the selling shareholder an affiliate of a broker-dealer?	___ Yes	___ No

(d)

If the selling shareholder is an affiliate of a broker-dealer, does the selling shareholder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the selling shareholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Note: If the answer to 6(d) is “no,” SEC guidance has indicated that the selling shareholder should be identified as an underwriter in the Registration Statement.

	___ Yes	___ No

7.                   Plan of Distribution. The undersigned has reviewed the proposed “Plan of Distribution” attached hereto as Annex B and agrees that the statements contained therein reflect its intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, the undersigned has communicated in writing to one of the parties listed above its signature any changes to the proposed “Plan of Distribution” that are required to make these statements accurate and complete.

___ (Please insert an “X” to the left if you have made any changes)

8.                   Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the SEC’s Compliance and Disclosure Interpretation 239.10 (below) regarding short selling:

An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

If the Company is required to file a new or additional registration statement to register Registrable Securities beneficially owned by the selling shareholder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

The selling shareholders understand that they are subject to the applicable provisions of the Exchange Act and the rules and regulations under the Exchange Act, including Regulation M, which may limit the timing of purchases and sales of any of the securities offered in this prospectus by the selling shareholders and any other person. The anti-manipulation rules under the Exchange Act may apply to sales of securities in the market and to the actions of the selling shareholders and their respective affiliates.

If the selling shareholder transfers all or any portion of its Registrable Securities after the date on which the information in this Questionnaire is provided to the Company, the undersigned hereby agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

[SIGNATURE PAGE FOLLOWS]

x

SIGNATURE PAGE

The undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ___________________	Beneficial Owner: _____________________________ By___________________________ Name:________________________ Title:_________________________

AS SOON AS POSSIBLE, PLEASE E-MAIL A COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Frost Brown Todd LLC.

400 W. Market Street, 32nd Floor

Louisville, KY 40202

Email: gwilliams@fbtlaw.com

Attention: Gayle Williams

If you have any questions regarding the Selling Shareholder Questionnaire, please call Mike Dugle at (502) 259-2345.

Annex A

Definition of “Beneficial Ownership”

1.       A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b) Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.       Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3.       Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

ANNEX B

PLAN OF DISTRIBUTION

[Incorporate Appendix A to the Registration Rights Agreement]

Appendix C

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this joinder (this “Joinder”) pursuant to the Registration Rights Agreement, dated as of March [ ], 2022 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Stock Yards Bancorp, Inc., a Kentucky corporation (the “Company”), and the other persons or entities named as parties therein. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Registration Rights Agreement.

By executing and delivering this Joinder to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein.

By executing and delivering the Joinder, each Holder shall have irrevocably authorized and appointed Darrell R. Wells (the “Holder Representative”) as each Person’s representative and attorney-in-fact to act on behalf of such Holder with respect to the Registration Rights Agreement, and to take any and all actions and make any decisions required or permitted to be taken by Holder Representative pursuant to the Registration Rights Agreement, including the exercise of the power to:

(a)                give and receive notices and communications;

(b)                execute and deliver all documents necessary or desirable to carry out the intent of the Registration Rights Agreement;

(c)                make all elections or decisions contemplated by the Registration Rights Agreement;

(d)                engage, employ or appoint any agents or representatives (including attorneys, accountants and consultants) to assist Holder Representative in complying with its duties and obligations; and

(e)                take all actions necessary or appropriate in the good faith judgment of Holder Representative for the accomplishment of the foregoing.

The Company shall be entitled to deal exclusively with Holder Representative on all matters relating to this Agreement and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Holder by Holder Representative, and on any other action taken or purported to be taken on behalf of any Holder by Holder Representative, as being fully binding upon such Person. Notices or communications to or from Holder Representative shall constitute notice to or from each of the Holders. Any decision or action by Holder Representative hereunder, including any agreement between Holder Representative and the Company relating to the defense, payment or settlement of any claims for indemnification hereunder, shall constitute a decision or action of all Holders and shall be final, binding and conclusive upon each such Person. No Holder shall have the right to object to, dissent from, protest or otherwise contest the same. The provisions of this Joinder, including the power of attorney granted hereby, are independent and severable, are irrevocable and coupled with an interest and shall not be terminated by any act of any one or Holders, or by operation of law, whether by death or other event.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ___________________, 2022.

____________________________________
Signature of Shareholder

____________________________________
Print Name of Shareholder

Address:
____________________________________
____________________________________

Agreed and Accepted as of

____________, 2022
Stock Yards Bancorp, Inc. _______________________________ By: James A. Hillebrand
Its: Chief Executive Officer